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                                                              EXHIBIT 10.26a

                                 ADDENDUM

This Addendum is made and entered into this                 2000 by and between:


INFOGRAMES EUROPE S.A., a corporation organized under the Laws of France, whose principal place of business is located at Les Coteaux de Saone, 13-15 rue des Draperies, Batiment A/B, 69450 Saint Cyr au Mont d'Or, FRANCE, represented by Mr. Thomas SCHMIDER its duly authorised President

INFOGRAMES ENTERTAINMENT, a corporation organized under the Laws of France, whose principal place of business is located at 84, rue du premier mars 1943, 69100 Villeurbanne, France, represented by Mr. Thomas SCHMIDER its duly authorised President

and

GT INTERACTIVE SOFTWARE Inc. a corporation organized under the Laws of USA, whose principal place of business is located at 417 Fifth Avenue, New York, New York 10016, USA, represented by Mr. Harry RUBIN its duly authorised President, International Division.

A distribution agreement was signed between the parties on December the 16th, 1999 hereinafter referred to as "the Agreement".

By a decision of the Special General Meeting dated January the 26th, 2000, the corporate name of INFOGRAMES MULTIMEDIA changed into INFOGRAMES EUROPE from February the 1st, 2000.

By the present Addendum, the parties agree to extend the terms and conditions of the Agreement to the following countries:

Argentina, Bolivia, Brazil, Chile, Columbia, Equador, Guyana, Paraguay, Peru, Surinam, Uruguay, Venezuela, Mexico, Guatemala, Honduras, Nicaragua, Costa Rica, Panama, Belize, Salvador, Cuba, Porto Rico, Saudi Arabia, Bahrain, Cyprus, Dubai, Egypt, Iraq, Iran, United Arab Emirates, Israel, Jordan, Kuwait, Lebanon, Oman, Qatar, Syria, Turkey, Yemen, South Africa and Japan.

Except as expressly provided herein, all terms and conditions of the Agreement dated September the 16th, 1998 remain unchanged and in full force and effect.


INFOGRAMES EUROPE S.A.                      INFOGRAMES ENTERTAINMENT S.A.

By: Thomas SCHMIDER                         By: Thomas SCHMIDER
Title: President                            Title: President


GT INTERACTIVE SOFTWARE

/s/ Harry RUBIN
-------------------------
By: Harry RUBIN
Title: President, International Division